UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 13, 2018

Date of Report (Date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Apple Inc. was held on February 13, 2018. At the Annual Meeting, Apple’s shareholders voted on the following six proposals and cast their votes as described below.

1.	The individuals listed below were elected at the Annual Meeting to serve as directors of Apple until the next annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Vote
James Bell	2,987,148,171	32,294,028	5,382,352	1,361,688,394
Tim Cook	3,010,021,984	11,377,103	3,425,464	1,361,688,394
Al Gore	2,911,462,591	107,192,677	6,169,283	1,361,688,394
Bob Iger	2,995,925,850	24,948,214	3,950,487	1,361,688,394
Andrea Jung	2,884,140,327	136,058,527	4,625,697	1,361,688,394
Art Levinson	2,941,579,110	78,353,450	4,891,991	1,361,688,394
Ron Sugar	2,981,747,223	37,432,625	5,644,703	1,361,688,394
Sue Wagner	3,007,708,653	12,465,761	4,650,137	1,361,688,394

2.	A management proposal to ratify the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for 2018 was approved.

For	Against	Abstained
4,309,610,294	64,428,815	12,473,836

3.	An advisory resolution to approve executive compensation was approved.

For	Against	Abstained	Broker Non-Vote
2,861,566,673	152,738,956	10,518,822	1,361,688,394

4.	A management proposal to approve the amended and restated Apple Inc. Non-Employee Director Stock Plan was approved.

For	Against	Abstained	Broker Non-Vote
2,913,061,627	101,747,725	10,015,099	1,361,688,394

The amended and restated Apple Inc. Non-Employee Director Stock Plan is filed as Exhibit 10.1 hereto.

5.	A shareholder proposal entitled “Shareholder Proxy Access Amendments” was not approved.

For	Against	Abstained	Broker Non-Vote
961,877,391	2,025,537,642	37,409,281	1,361,688,394

6.	A shareholder proposal entitled “Human Rights Committee” was not approved.

For	Against	Abstained	Broker Non-Vote
163,401,335	2,775,484,108	85,938,871	1,361,688,394

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Apple Inc. Non-Employee Director Stock Plan, as amended and restated as of February 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2018	Apple Inc.

	By:	/s/ Katherine Adams
Katherine Adams
Senior Vice President,
General Counsel